Exhibit 10.4

EXECUTION COPY

[CONSOL]

FOURTH AMENDMENT TO AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of April 27, 2009, is entered into among CNX FUNDING CORPORATION, (the “Seller”), CONSOL ENERGY INC. (“CONSOL Energy”), as the initial Servicer (in such capacity, the “Servicer”), the various Sub-Servicers listed on the signature pages hereto, the Conduit Purchasers listed on the signature pages hereto, the Purchaser Agents listed on the signature pages hereto, the LC Participants listed on the signature pages hereto and PNC BANK, NATIONAL ASSOCIATION, as Administrator (in such capacity, the “Administrator”) and as LC Bank (in such capacity, the “LC Bank”).

RECITALS

1. Reference is made to that certain Amended and Restated Receivables Purchase Agreement, dated as of April 30, 2007 (as amended, restated, supplemented or otherwise modified, the “Agreement”) by and among the Seller, the Servicer, the various Sub-Servicers, Conduit Purchasers, Purchaser Agents and LC Participants party thereto, the Administrator and the LC Bank; and

2. The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2. Amendments to the Agreement.

2.1 Clause (b) of Section 1.12 of the Agreement is hereby amended and restated in its entirety as follows:

(b) Each Letter of Credit shall, among other things, (i) provide for the payment of sight drafts or other written demands for payment when presented for honor thereunder in accordance with the terms thereof and when accompanied by the documents described therein and (ii) have an expiry date not later than twelve (12) months after such Letter of Credit’s date of issuance, extension or renewal, as the case may be, and in no event later than twelve (12) months after the Facility Termination Date. Each Letter of Credit shall be subject either to the Uniform Customs and Practice for Documentary Credits (2007 Revision), International Chamber of Commerce Publication No. 600, and any amendments or revisions thereof adhered to by the LC Bank (“UCP 600”) or the International Standby Practices (ISP98-International Chamber of Commerce Publication Number 590),

and any amendments or revisions thereof adhered to by the LC Bank (the “ISP98 Rules”), as determined by the LC Bank.

2.2 The definition of “Alternate Rate” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

“Alternate Rate” for any Settlement Period for any Portion of Capital of the Purchased Interest means an interest rate per annum equal to, at the option of the applicable Purchaser Agent: (a) 3.50% per annum above the Euro-Rate for such Settlement Period, only to the extent that the Euro-Rate is not unavailable pursuant to, without limitation, Section 1.9, or (b) the Base Rate for such Settlement Period; provided, that the “Alternate Rate” for any day while a Termination Event exists shall be an interest rate equal to the greater of (i) 3.00% per annum above the Base Rate in effect on such day and (ii) the “Alternate Rate” as calculated in clause (a) above.

2.3 The definition of “Concentration Reserve Percentage” set forth in Exhibit 1 to the Agreement is hereby amended and restated in its entirety as follows:

“Concentration Reserve Percentage” means, at any time the following expressed as a percentage (as opposed to a fraction), (a) the largest of the following: (i) the sum of the five largest Group D Obligor Receivables balances (up to the Concentration Percentage for each such Obligor), (ii) the sum of the three largest Group C Obligor Receivables balances (up to the Concentration Percentage for each such Obligor), (iii) the sum of the two largest Group B Obligor Receivables balances (up to the Concentration Percentage for each such Obligor) and (iv) the largest Group A Obligor Receivables balance (up to the Concentration Percentage for such Obligor), divided by (b) the Outstanding Balance of all Eligible Receivables.

2.4 The last sentence of the definition of “CP Rate” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

Notwithstanding the foregoing, the “CP Rate” for any day while a Termination Event exists shall be an interest rate equal to the greater of (a) 3.00% above the Base Rate in effect on such day and (b) the Alternate Rate as calculated in the definition thereof.

2.5 Clause (ii)(x) of the definition of “Dilution Reserve Percentage” set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the number “2” therein and substituting a reference to the number “2.25” therefor.

2.6 The definition of “Loss Reserve Percentage” set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the number “2.0” therein and substituting a reference to the number “2.25” therefor.

2.7 The definition of “UCP 500” set forth in Exhibit 1 to the Agreement is hereby amended and restated in its entirety as follows:

“UCP 600” has the meaning set forth in Section 1.12 of the Agreement.

SECTION 3. Representations and Warranties. Each of the Seller, CONSOL Energy, the Servicer and the Sub-Servicers hereby represents and warrants to the Administrator, the Purchaser Agents and the Purchasers as follows:

(a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

(c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

SECTION 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) upon satisfaction of each of the following conditions precedent, each in form and substance satisfactory to the Administrator:

(a) receipt by the Administrator of duly executed counterparts of this Amendment, in form and substance satisfactory to the Administrator;

(b) receipt by the Administrator of duly executed counterparts of that certain Fee Letter, dated as of the date hereof, by and among the Seller, the Servicer, the Administrator and Market Street Funding LLC, in form and substance satisfactory to the Administrator (including receipt of the “Amendment Fee” referred to therein);

(c) receipt by The Bank of Nova Scotia of duly executed counterparts of that certain Fee Letter, dated as of the date hereof, by and among the Seller, the Servicer, The Bank of Nova Scotia and Liberty Street Funding LLC, in form and substance satisfactory to The Bank of Nova Scotia (including receipt of the “Amendment Fee” referred to therein); and

(d) receipt by the Administrator of such other documents and instruments as the Administrator may reasonably request.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CNX FUNDING CORPORATION, as Seller

By:	/s/ Christopher C. Jones
	Name:	Christopher C. Jones
	Title:	Vice President and Secretary

Address:	300 Delaware Avenue
Suite 567 Wilmington, DE 19801
Attention:	Treasurer
Telephone:	(302) 225-5194
Facsimile•	(302) 225-1594

CONSOL ENERGY INC., as initial Servicer

By:	/s/ John M. Reilly
	Name:	John M. Reilly
	Title:	Vice President and Treasurer

Address:	CNX Center
1000 CONSOL Energy Drive
Canonsburg, PA 15317
Attention:	Treasurer
Telephone:	(724) 485-4128
Facsimile:	(724) 485-4836

CNX MARINE TERMINALS INC.,

CONSOL ENERGY SALES COMPANY,

CONSOL OF KENTUCKY INC.,

CONSOL PENNSYLVANIA COAL COMPANY, LLC,

FOLA COAL COMPANY, L.L.C.,

LITTLE EAGLE COAL COMPANY, L.L.C.,

MON RIVER TOWING, INC., and

TERRY EAGLE COAL COMPANY, L.L.C.,

each as a Sub-Servicer

By:	/s/ John M. Reilly
	Name:	John M. Reilly
	Title:	Vice President and Treasurer

Address:	CNX Center
1000 CONSOL Energy Drive
Canonsburg, PA 15317
Attention:	Treasurer
Telephone:	(724) 485-4128
Facsimile:	(724) 485-4836

CONSOLIDATION COAL COMPANY, EIGHTY-FOUR MINING COMPANY, ISLAND CREEK COAL COMPANY, KEYSTONE COAL MINING CORPORATION, MCELROY COAL COMPANY, and TWIN RIVERS TOWING COMPANY, each as a Sub-Servicer

By:	/s/ Daniel S. Cangilla
	Name:	Daniel S. Cangilla
	Title:	Treasurer

Address:	CNX Center
1000 CONSOL Energy Drive
Canonsburg, PA 15317
Attention:	Treasurer
Telephone:	(724) 485-4564
Facsimile:	(724) 485-4825

MARKET STREET FUNDING LLC, as a Conduit Purchaser

By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Administrator and as Purchaser Agent for Market Street

By:	/s/ William P. Falcon
	Name:	William P. Falcon
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as the LC Bank and as an LC Participant

By:	/s/ Richard C. Munsick
	Name:	Richard C. Munsick
	Title:	Senior Vice President

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser

By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President

THE BANK OF NOVA SCOTIA, as Purchaser Agent for Liberty Street

By:	/s/ Michael Eden
	Name:	Michael Eden
	Title:	Director

THE BANK OF NOVA SCOTIA, as an LC Participant

By:	/s/ Michael Eden
	Name:	Michael Eden
	Title:	Director

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